UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): October 10, 2016

ADVERUM BIOTECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36579	20-5258327
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 O’Brien Drive

Menlo Park, CA 94025

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 272-6269

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre-commencement communication pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (c)

The Board of Directors (the “Board”) of Adverum Biotechnologies, Inc. (the “Company”) announced today that on October 10, 2016, Amber Salzman, Ph.D. was appointed Chief Executive Officer of the Company, effective October 14, 2016. The Board also announced that, effective October 14, 2016, Paul B. Cleveland, the Company’s former Chief Executive Officer, will serve as Executive Chairman of the Board.

Dr. Salzman, age 54, has served as a director and as the President and Chief Operating Officer of the Company since the Company’s combination with Annapurna Therapeutics SAS (“Annapurna”) in May 2016. Prior to the combination, Dr. Salzman served as President and Chief Executive Officer of Annapurna from January 2014 through May 2016. Prior to founding Annapurna, Dr. Salzman served as Chief Executive Officer of Alophera Therapeutics, Inc., a rare disease company, from January 2012 to December 2013 and as a director and the President and Chief Executive Officer of Cardiokine, Inc., a specialty pharmaceutical company, from May 2009 until its acquisition by Cornerstone Therapeutics, Inc. in December 2011. Prior to that, as a member of GlaxoSmithKline plc’s R&D executive team, Dr. Salzman led an organization of around 2,000 employees and consultants that planned and managed GlaxoSmithKline’s drug-development projects and was accountable for clinical trials that were comprised of more than 30,000 patients worldwide. Dr. Salzman is also the President of the Stop ALD Foundation, a patient-advocacy group focused on driving improvements in treatments for patients with adrenoleukodystrophy and has led initiatives to accelerate drug development and moderate costs, as well as establish a Development Support Center, in India. She is on the board of directors of the Drexel University Dornsife School of Public Health and ALD Connect, Inc., which is a consortium of academic, industry and patient advocates. Dr. Salzman received a B.A. from Temple University and a Ph.D. from Bryn Mawr College.

In connection with the Company’s combination with Annapurna, Dr. Salzman received 629,766 shares of the Company’s common stock in exchange for her Annapurna capital stock. There are no other transactions between Dr. Salzman and the Company requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On October 14, 2016, the Company issued a press release (the “Appointment Press Release”) announcing the Company’s leadership changes. A copy of the Appointment Press Release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference in this Item 7.01.

The information set forth in this Item 7.01 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	Other Events

On October 14, 2016, the Company issued a press release titled “Adverum Biotechnologies Provides Update on Alpha-1 Antitrypsin Deficiency Program” (the “A1AT Press Release”). A copy of the A1AT Press Release is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Appointment Press Release, dated October 14, 2016.

99.2	A1AT Press Release, dated October 14, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 14, 2016	ADVERUM BIOTECHNOLOGIES, INC.

	By:	/s/ Leone Patterson
Leone Patterson, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Appointment Press Release, dated October 14, 2016.

99.2	A1AT Press Release, dated October 14, 2016.